                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

                  KNOW ALL PERSONS BY THESE PRESENTS, that each of F.N.B. Corporation, and the several undersigned Officers and Directors thereof whose signatures appear below, hereby makes, constitutes and appoints John D. Waters, its, his and her true and lawful attorney with power to act without any other and with full power of substitution, to execute, deliver and file in its, his and her name and on its, his and her behalf, and in each of the undersigned Officer's and Director's capacity or capacities as shown below, (a) a Registration Statement of F.N.B. Corporation on Form S-3 (or other appropriate form) with respect to the registration under the Securities Act of 1933, as amended, of up to $125,000,000 of Subordinated Term Notes and Subordinated Daily Notes of F.N.B. Corporation, and any and all documents in support thereof or supplements thereto and any and all amendments, including any and all post-effective amendments, to the foregoing (hereinafter called the "Registration Statement"), and (b) such registration statements, petitions, applications, consents to service of process or other instruments, any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, as may be necessary or advisable to qualify or register the securities covered by said Registration Statement under such securities laws, regulations or requirements as may be applicable; and each of F.N.B. Corporation and said Officers and Directors hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever as said attorney may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as F.N.B. Corporation might or could do, and as each of said Officers and Directors might or could do personally in his or her capacity or capacities as aforesaid, and each of F.N.B. Corporation and said Officers and Directors hereby ratifies and confirms all acts and things which said attorney might do or cause to be done by virtue of this power of attorney and its, his or her signature as the same may be signed by said attorney, or any of them, to any or all of the following (and/or any and all amendments and supplements to any or all thereof): such Registration Statement under the Securities Act of 1933, as amended, and all such registration statements, petitions, applications, consents to service of process and other instruments, and any and all documents in support thereof or supplemental thereto, under such securities laws, regulations and requirements as may be applicable.

                  IN WITNESS WHEREOF, F.N.B. Corporation has caused this power of attorney to be signed on its behalf, and each of the undersigned Officers and Directors in the capacity or capacities noted has hereunto set his or her hand as of the date indicated below. This Power of Attorney may be executed in counterparts which, when taken together, constitute a single original hereof.

                                       F.N.B. CORPORATION


                                       By: /s/ Peter Mortensen
                                          -------------------------------------
                                           Peter Mortensen
                                           Chairman of the Board and
                                            Chief Executive Officer

                                       Dated: March 10, 1999
                                             ----------------------------------

               SIGNATURE                           TITLE                                     DATE
               ---------                           -----                                     ----

   /s/ Peter Mortensen
------------------------------------     CHAIRMAN OF THE BOARD AND CHIEF                March 10, 1999
       Peter Mortensen                   EXECUTIVE OFFICER (PRINCIPAL
                                         EXECUTIVE OFFICER)


   /s/ Gary L. Tice
------------------------------------     PRESIDENT, CHIEF OPERATING OFFICER             March 19, 1999
       Gary L. Tice                      AND DIRECTOR



   /s/ Stephen J. Gurgovits
------------------------------------     VICE CHAIRMAN                                  March 19, 1999
       Stephen J. Gurgovits



   /s/ John D. Waters
------------------------------------     VICE PRESIDENT AND CHIEF FINANCIAL             March 19, 1999
       John D. Waters                    OFFICER (PRINCIPAL FINANCIAL AND
                                         ACCOUNTING OFFICER)
   /s/ W. Richard Blackwood
------------------------------------     DIRECTOR                                       March 17, 1999
       W. Richard Blackwood



   /s/ Alan C. Bomstein
------------------------------------     DIRECTOR                                       March 19, 1999
       Alan C. Bomstein



   /s/ William B. Campbell
------------------------------------     DIRECTOR                                       March 11, 1999
       William B. Campbell



   /s/ Charles T. Cricks                 DIRECTOR                                       March 19, 1999
------------------------------------
       Charles T. Cricks

               SIGNATURE                           TITLE                                     DATE
               ---------                           -----                                     ----

   /s/ Henry M. Ekker, Esq.
------------------------------------     DIRECTOR                                        March 19, 1999
       Henry M. Ekker, Esq.



   /s/ Thomas W. Hodge
------------------------------------     DIRECTOR                                        March 19, 1999
       Thomas W. Hodge



   /s/ James S. Lindsay
------------------------------------     DIRECTOR                                        March 19, 1999
       James S. Lindsay



   /s/ Paul P. Lynch
------------------------------------     DIRECTOR                                        March 19, 1999
       Paul P. Lynch



   /s/ Edward J. Mace
------------------------------------     DIRECTOR                                        March 19, 1999
       Edward J. Mace



   /s/ Robert S. Moss
------------------------------------     DIRECTOR                                        March 11, 1999
       Robert S. Moss



   /s/ Richard C. Myers
------------------------------------     DIRECTOR                                        March 19, 1999
       Richard C. Myers



------------------------------------     DIRECTOR                                        ________, 1999
       William A. Quinn

               SIGNATURE                           TITLE                                     DATE
               ---------                           -----                                     ----

   /s/ George A. Seeds
------------------------------------     DIRECTOR                                        March 11, 1999
       George A. Seeds



   /s/ William J. Strimbu
------------------------------------     DIRECTOR                                        March 11, 1999
       William J. Strimbu



   /s/ Archie O. Wallace
------------------------------------     DIRECTOR                                        March 19, 1999
       Archie O. Wallace



   /s/ Joseph M. Walton
------------------------------------     DIRECTOR                                        March 19, 1999
       Joseph M. Walton



   /s/ James T. Weller
------------------------------------     DIRECTOR                                        March 19, 1999
       James T. Weller



   /s/ Eric J. Werner, Esq.
------------------------------------     DIRECTOR                                        March 19, 1999
       Eric J. Werner, Esq.



   /s/ R. Benjamin Wiley
------------------------------------     DIRECTOR                                        March 12, 1999
          R. Benjamin Wiley



   /s/ Donna C. Winner
------------------------------------     DIRECTOR                                        March 11, 1999
       Donna C. Winner